                                                                    EXHIBIT 10.1

                                                         Schedule 2 to Indenture

                        SEMIANNUAL SERVICER'S CERTIFICATE
                 CenterPoint Energy Transition Bond Company, LLC
              (formerly Reliant Energy Transition Bond Company LLC)
                  $748,897,000 Transition Bonds, Series 2001-1

         Pursuant to Section 6 of Annex 1 to the Transition Property Servicing Agreement (the "Agreement"), dated as of October 24, 2001, between CenterPoint Energy Houston Electric, LLC (formerly Reliant Energy, Incorporated), as Servicer, and CenterPoint Energy Transition Bond Company, LLC (formerly Reliant Energy Transition Bond Company LLC), as Issuer, the Servicer does hereby certify as follows:

                  Capitalized terms used in this Semiannual Servicer's Certificate have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

         Collection Periods:  September 15, 2003 through March 12, 2004
               Payment Date:  March 15, 2004
               Today's Date:  March 12, 2004

1.   COLLECTIONS ALLOCABLE AND AGGREGATE AMOUNTS AVAILABLE FOR CURRENT
     PAYMENT DATE:

         i.      Remittances for the September 15 through 30, 2003 Collection Period        3,530,330.51
         ii.     Remittances for the October 1 through 31, 2003 Collection Period           6,403,474.52
         iii.    Remittances for the November 1 through 30, 2003 Collection Period          4,666,723.35
         iv.     Remittances for the December 1 through 31, 2003 Collection Period          5,516,373.16
         v.      Remittances for the January 1 through 31, 2004 Collection Period           4,652,048.94
         vi.     Remittances for the February 1 through 29, 2004 Collection Period          4,554,459.44
         vii.    Remittances for the March 1 through 12, 2004 Collection Period             2,479,541.00
         viii.   Net Earnings on Collection Account                                           133,545.66   [9/1/03 through 2/29/04]
                                                                                              ----------
         ix.     General Subaccount Balance (sum of i through viii above)                  31,936,496.58
         x.      Reserve Subaccount Balance as of Prior Payment Date                        9,009,514.27
         xi.     Overcollateralization Subaccount Balance as of Prior Payment Date            624,080.83
         xii.    Capital Subaccount Balance as of Prior Payment Date                        3,744,485.00
                                                                                            ------------
         xiii.   Collection Account Balance (sum of ix through xii above)                  45,314,576.68
                                                                                           =============

2.   OUTSTANDING AMOUNTS AS OF PRIOR PAYMENT DATE:

         i.      Class A-1 Principal Balance                                               83,171,877.00
         ii.     Class A-2 Principal Balance                                              118,000,000.00
         iii.    Class A-3 Principal Balance                                              130,000,000.00
         iv.     Class A-4 Principal Balance                                              385,897,000.00
                                                                                          --------------
         v.      Aggregate Principal Balance of all Series 2001-1 Transition Bonds        717,068,877.00

3.   REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:

                                                                                  Projected
                                                                                  Principal          Semiannual
                 Series 2001-1 Principal                                           Balance          Principal Due
                 -----------------------                                           -------          -------------
         i.      Class A-1                                                       69,167,503.00      14,004,374.00
         ii.     Class A-2                                                      118,000,000.00               0.00
         iii.    Class A-3                                                      130,000,000.00               0.00
         iv.     Class A-4                                                      385,897,000.00               0.00
                                                                                --------------      -------------
         v.      For all Series 2001-1 Transition Bonds                         703,064,503.00      14,004,374.00
                                                                                ==============      =============

                                                                                  Transition          Days in
                                                                                     Bond             Interest
                                                                                 Interest Rate        Period (1)     Interest Due
                                                                                 -------------        ----------     ------------
         vi.     Required Class A-1 Interest                                         3.840%              180          1,596,900.04
         vii.    Required Class A-2 Interest                                         4.760%              180          2,808,400.00
         viii.   Required Class A-3 Interest                                         5.160%              180          3,354,000.00
         ix.     Required Class A-4 Interest                                         5.630%              180         10,863,000.55

         (1) On 30/360 Day basis.

                                                                                                       Funding
                                                                                 Required Level        Required
                                                                                 --------------        --------
        x.       Overcollateralization Subaccount                                   780,101.04        156,020.21
        xi.      Capital Subaccount                                               3,744,485.00              0.00

4.   ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO
     SECTION 8.02 (D) OF INDENTURE:

         i.      Trustee Fees and Expenses                                            2,500.00
         ii.     Servicing Fee                                                      187,224.25(1)
         iii.    Administration Fee and Independent Managers Fee                     53,500.00(2)
         iv.     Operating Expenses                                                  64,862.00(3)
         v.      Semiannual Interest (including any past-due
                 Semiannual Interest for prior periods)

                                                                                                        Per $1,000
                                                                                                        of Original
                 Series 2001-1                                                     Aggregate          Principal Amount
                 -------------                                                     ---------          ----------------
                 1. Class A-1 Interest Payment                                    1,596,900.04             13.89
                 2. Class A-2 Interest Payment                                    2,808,400.00             23.80
                 3. Class A-3 Interest Payment                                    3,354,000.00             25.80
                 4. Class A-4 Interest Payment                                   10,863,000.55             28.15

         vi. Principal Due and Payable as a result of Event of Default or on Final Maturity Date

                                                                                                        Per $1,000
                                                                                                        of Original
                 Series 2001-1                                                     Aggregate          Principal Amount
                 -------------                                                     ---------          ----------------
                 1. Class A-1 Principal Payment                                           0.00              0.00
                 2. Class A-2 Principal Payment                                           0.00              0.00
                 3. Class A-3 Principal Payment                                           0.00              0.00
                 4. Class A-4 Principal Payment                                           0.00              0.00

         vii.    Semiannual Principal
                                                                                                        Per $1,000
                                                                                                        of Original
                 Series 2001-1                                                     Aggregate          Principal Amount
                 -------------                                                     ---------          ----------------
                 1. Class A-1 Principal Payment                                  14,004,374.00            121.78
                 2. Class A-2 Principal Payment                                           0.00              0.00
                 3. Class A-3 Principal Payment                                           0.00              0.00
                 4. Class A-4 Principal Payment                                           0.00              0.00

         viii.   Amounts Payable to Credit Enhancement Providers (if applicable)           N/A
         ix.     Operating Expenses not Paid under Clause (iv) above                      0.00
         x.      Funding of Capital Subaccount (to required level)                        0.00
         xi.     Funding of Overcollateralization Subaccount (to required level)    156,020.21
         xii.    Net Earnings in Capital Subaccount Released to Issuer               16,720.55
         xiii.   Deposits to Reserve Subaccount                                           0.00
         xiv.    Released to Issuer upon Series Retirement: Collection Account            0.00

                 (1)  Servicing fee: $748,897,000 x .05% x 180/360 = $187,224.25

                 (2)  Administration fee: $50,000 x 180/180 = $50,000.00;
                      independent managers fee: $3,500.00

                 (3)  Reimbursement to Administrator for fees/expenses paid to independent accountants ($21,000.00), outside legal counsel ($19,928.00), printer ($8,934.00) and rating agencies ($15,000.00)

5.   SUBACCOUNT WITHDRAWALS AS OF CURRENT PAYMENT DATE
     (IF APPLICABLE, PURSUANT TO SECTION 8.02(E) OF INDENTURE):

         i.      Reserve Subaccount (available for 4.i. through 4.xii.)                          1,171,005.02
         ii.     Overcollateralization Subaccount (available for 4.i. through 4.ix.)                     0.00
         iii.    Capital Subaccount (available for 4.i. through 4.ix.)                                   0.00
                                                                                                 ------------
         iv.     Total Withdrawals                                                               1,171,005.02
                                                                                                 ============

6. OUTSTANDING AMOUNT AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):

                 Series 2001-1
                 -------------
         i.      Class A-1 Principal Balance                                                    69,167,503.00
         ii.     Class A-2 Principal Balance                                                   118,000,000.00
         iii.    Class A-3 Principal Balance                                                   130,000,000.00
         iv.     Class A-4 Principal Balance                                                   385,897,000.00
                                                                                               --------------
         v.      Aggregate Principal Balance for all Series 2001-1 Transition Bonds            703,064,503.00
                                                                                               ==============
         vi.     Reserve Subaccount Balance                                                      7,838,509.25
         vii.    Overcollateralization Subaccount Balance                                          780,101.04
         viii.   Capital Subaccount Balance                                                      3,744,485.00
                                                                                                 ------------
         ix.     Aggregate Collection Account Balance                                           12,363,095.29
                                                                                                =============

7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE (after giving effect to payments to be made on such Payment Date):

         i.      Semiannual Interest
                 Series 2001-1
                 -------------
                 1. Class A-1 Bond Interest Payment                                                      0.00
                 2. Class A-2 Bond Interest Payment                                                      0.00
                 3. Class A-3 Bond Interest Payment                                                      0.00
                 4. Class A-4 Bond Interest Payment                                                      0.00

         ii.     Semiannual Principal

                 Series 2001-1
                 -------------
                 1. Class A-1 Principal Payment                                                          0.00
                 2. Class A-2 Principal Payment                                                          0.00
                 3. Class A-3 Principal Payment                                                          0.00
                 4. Class A-4 Principal Payment                                                          0.00

8. SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT PAYMENT DATE (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):

         i.      Overcollateralization Subaccount                                                        0.00
         ii.     Capital Subaccount                                                                      0.00



     IN WITNESS HEREOF, the undersigned has duly executed and delivered this Semiannual Servicer's Certificate this 12th day of March, 2004.

     CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
     (formerly RELIANT ENERGY, INCORPORATED), as Servicer

     by:  /s/ Marc Kilbride
          -------------------------------------
          Marc Kilbride
          Vice President and Treasurer